CUSIP No. 928254101

SCHEDULE 13G

EXHIBIT 2(A)

Power of Attorney

Know all by these presents, that the undersigned hereby constitutes and appoints each of the following officers of Virtu Financial, Inc. (the “Company”):

(i)                                     General Counsel,

(ii)                                  Chief Financial Officer, and

(iii)                               Chief Executive Officer

signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)         execute for and on behalf of the undersigned, in the undersigned’s capacity as a holder of 5% or more of the registered class of securities of the Company, Schedule 13D and Schedule 13G in accordance with Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, and any joint filing agreement in connection with the foregoing, pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended;

(2)         do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Schedule 13D and Schedule 13G, complete and execute any amendment or amendments thereto, and timely file such forms or amendments with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)         take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13(d) and Section 13(g) of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13G or Schedule 13G with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of February 2016.

/s/ Vincent Viola
Vincent Viola

CUSIP No. 87724P106

SCHEDULE 13G

EXHIBIT 2(B)

Power of Attorney

Know all by these presents, that the undersigned hereby constitutes and appoints each of the following officers of Virtu Financial, Inc. (the “Company”):

(i)                                     General Counsel,

(ii)                                  Chief Financial Officer, and

(iii)                               Chief Executive Officer

signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)         execute for and on behalf of the undersigned, in the undersigned’s capacity as a holder of 5% or more of the registered class of securities of the Company, Schedule 13D and Schedule 13G in accordance with Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, and any joint filing agreement in connection with the foregoing, pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended;

(2)         do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Schedule 13D and Schedule 13G, complete and execute any amendment or amendments thereto, and timely file such forms or amendments with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)         take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13(d) and Section 13(g) of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13G or Schedule 13G with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of February 2016.

VIRTU EMPLOYEE HOLDCO LLC

/s/ Douglas A. Cifu
Name: Douglas A. Cifu
Title: Authorized Person

CUSIP No. 87724P106

SCHEDULE 13G

EXHIBIT 2(C)

Power of Attorney

Know all by these presents, that the undersigned hereby constitutes and appoints each of the following officers of Virtu Financial, Inc. (the “Company”):

(i)                                     General Counsel,

(ii)                                  Chief Financial Officer, and

(iii)                               Chief Executive Officer

signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)         execute for and on behalf of the undersigned, in the undersigned’s capacity as a holder of 5% or more of the registered class of securities of the Company, Schedule 13D and Schedule 13G in accordance with Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, and any joint filing agreement in connection with the foregoing, pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended;

(2)         do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Schedule 13D and Schedule 13G, complete and execute any amendment or amendments thereto, and timely file such forms or amendments with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)         take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13(d) and Section 13(g) of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13G or Schedule 13G with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of February 2016.

TJMT HOLDINGS LLC

/s/ Michael Viola
Name: Michael Viola
Title: Class B Managing Member

CUSIP No. 87724P106

SCHEDULE 13G

EXHIBIT 2(D)

Power of Attorney

Know all by these presents, that the undersigned hereby constitutes and appoints each of the following officers of Virtu Financial, Inc. (the “Company”):

(i)                                     General Counsel,

(ii)                                  Chief Financial Officer, and

(iii)                               Chief Executive Officer

signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)         execute for and on behalf of the undersigned, in the undersigned’s capacity as a holder of 5% or more of the registered class of securities of the Company, Schedule 13D and Schedule 13G in accordance with Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, and any joint filing agreement in connection with the foregoing, pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended;

(2)         do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Schedule 13D and Schedule 13G, complete and execute any amendment or amendments thereto, and timely file such forms or amendments with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)         take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13(d) and Section 13(g) of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13G or Schedule 13G with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of February 2016.

/s/ Michael Viola
Michael Viola

CUSIP No. 87724P106

SCHEDULE 13G

EXHIBIT 2(E)

Power of Attorney

Know all by these presents, that the undersigned hereby constitutes and appoints each of the following officers of Virtu Financial, Inc. (the “Company”):

(i)                                     General Counsel,

(ii)                                  Chief Financial Officer, and

(iii)                               Chief Executive Officer

signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)         execute for and on behalf of the undersigned, in the undersigned’s capacity as a holder of 5% or more of the registered class of securities of the Company, Schedule 13D and Schedule 13G in accordance with Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, and any joint filing agreement in connection with the foregoing, pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended;

(2)         do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Schedule 13D and Schedule 13G, complete and execute any amendment or amendments thereto, and timely file such forms or amendments with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)         take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13(d) and Section 13(g) of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13G or Schedule 13G with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of February 2016.

/s/ Teresa Viola
Teresa Viola